Exhibit 10.13

NEITHER THIS WARRANT NOR THE COMMON STOCK THAT MAY BE ACQUIRED UPON THE EXERCISE HEREOF (“WARRANT SHARES”) HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT ALSO CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF THIS WARRANT AND/OR THE WARRANT SHARES.

CORPHOUSING GROUP INC.

WARRANT FOR THE PURCHASE OF

COMMON STOCK

CorpHousing Group Inc., a Delaware corporation (“Company”), anticipates undertaking the completion of an initial public offering of the Company’s common stock (“IPO”). This Warrant shall become effective only, and automatically, up on consummation of the IPO.

The Company hereby certifies that for value received, ____________, or its registered assigns (“Registered Holder” or “Holder”), with a principal address of ___________________, is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time commencing on the date of the consummation of an IPO (the “Effective Date”) and terminating at 5:00 p.m., New York City time on the fifth anniversary thereof, ___________ shares of common stock of the Company (“Common Stock”), at an exercise price equal to 105% of the per-unit public offering price in the IPO.

The number of shares of Common Stock purchasable upon exercise of this Warrant, and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.

1.                  Exercise.

(a)                This Warrant may be exercised by the Registered Holder, in whole or in part, by the surrender of this Warrant (with the Notice of Exercise Form attached hereto duly executed by such Registered Holder) at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise, subject to the cashless exercise provisions set forth in Section 2.3(b) of this Warrant.

(b)                Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above, if so surrendered prior to 5:00 p.m., New York City time, or if surrendered after 5:00 p.m., New York City time, as of the next business day. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c), below, shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)                Unless exercising this Warrant in its entirety (or the then existing remainder of this Warrant in its entirety), exercises hereunder shall be only in full share increments. Within five (5) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof (including the requirement that there be a registration statement then in effect with respect to transfers or an exemption therefrom), to such other individual or entity as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i)                 a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise (and, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof), and

(ii)               in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

2.                  Adjustments; Conversions.

2.1              Adjustments to Exercise Price and Number of Shares. The Exercise Price and the number of shares of Common Stock underlying this Warrant shall be subject to adjustment from time to time as hereinafter set forth:

(i)                 Stock Dividends - Recapitalization, Reclassification, Split-Ups. If, after the date hereof, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

(ii)               Aggregation of Shares. If after the date hereof, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

(iii)             Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

(iv)              Price Reduction; Exercise Period Extension. Notwithstanding any other provision set forth in this Warrant, at any time and from time to time during the period that this Warrant is exercisable, the Company in its sole discretion may reduce the Exercise Price or extend the period during which this Warrant is exercisable.

(v)                No Impairment. The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Holder of this Warrant to adjustments in the Exercise Price.

2.2              Replacement of Shares Upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expiration of the right of exercise of this Warrant) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a Holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Warrant immediately prior to such event.

2.3              Restrictions on Transfers; Lock-Up; Cashless Exercise.

(a)                The Registered Holder hereby agrees that this Warrant and the shares of Common Stock issuable upon exercise of this Warrant shall not be transferrable except for Permitted Transfers (made in further accordance with Section 4 below). “Permitted Transfers” mean transfers of this Warrant or the Warrant Shares (a) to affiliates of the Registered Holder provided that the transferee agrees to be bound in writing by the transfer restrictions set forth herein, (b) during the Registered Holder’s lifetime or on the Registered Holder’s death, by gift, will or intestate succession, or by judicial decree, provided, that the transferee agrees to be bound in writing by the transfer restrictions set forth herein or (c) made by the Registered Holder in private or market sales following the end of the Lock-Up Period. The “Lock-Up Period” means the lock-up period agreed to by all executive officers and directors of the Company and the underwriter of the IPO; provided, that the applicable underwriter or placement agent may shorten or waive this lock-up at its sole discretion. Notwithstanding anything to the contrary, if this Warrant or the Warrant Shares or any portion thereof are included for resale in the IPO by the Company, the portion of same so included in the offering shall not be subject to lock-up.

(b)                Notwithstanding anything contained herein to the contrary, at any time the Common Stock is traded, listed or quoted on a U.S. trading market or electronic exchange, the holder of this Warrant may, in its sole discretion, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula:

Net Number = [(A x B) - (A x C)] / B

For purposes of the foregoing formula:

A= the total number of shares with respect to which the Warrant is then being exercised.

B= the arithmetic average of the last sale price of the shares of Common Stock for the five (5) consecutive trading days ending on the date immediately preceding the date of the Notice of Exercise, as reported by the principal market or exchange on which the common stock is traded, listed or quoted..

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

2.4       Notice of Adjustment or Conversion. Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, or a conversion of the Warrant or any other material change, the Company shall forthwith give written notice thereto to the Registered Holder of this Warrant stating, in the case of an adjustment, the adjusted Exercise Price and the adjusted number of Warrant Shares, or in the case of a conversion, reasonably detailed instruction on how to surrender this Warrant, and setting forth such other detail as the Company reasonably deems appropriate.

3.                  Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment thereof in cash on the basis of the last sale price of the Company’s Common Stock on the over-the-counter market or on a national securities exchange on the trading day immediately prior to the date of exercise, whichever is applicable, or if neither is applicable, then on the basis of the then fair market value of the Company’s Common Stock as shall be reasonably determined by the Board of Directors of the Company.

4.                  Limitation on Sales. Further to the restrictions set forth in Section 2.3, above, each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act, as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

Without limiting the generality of the foregoing, unless the offering and sale of the Warrant Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Registered Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a covenant at the time of such exercise that it is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Registered Holder shall be bound by the provisions of a legend or legends to such effect which shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise. In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

5.                  [Reserved]

6.                  Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, that number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

7.                  Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

8.                  Transfers, etc.

(a)                The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

(b)                Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9.                No Rights as Stockholder. Except as otherwise provided herein, until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

10.              Successors. The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers. Without limiting the foregoing, the registration rights set forth in this Warrant shall inure to the benefit of the Registered Holder and all the Registered Holder’s successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant and the Warrant Shares.

11.              Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

12.              Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

13.              Governing Law. This Warrant shall be governed and construed in accordance with the internal law of the State of Delaware without giving effect to choice of law principles. The Company and each other party liable herefor, in any litigation in which Holder shall be an adverse party, waives trial by jury, waives the right to claim that the forum or venue specified herein is an inconvenient forum or venue and waives the right to interpose any setoff, deduction or counterclaim of any nature or description, and irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, and each party further agrees to accept and acknowledge service of any and all process which may be served upon it in any such suit, action or proceeding certified mail to the address as set forth on the first page of this Warrant.

14.              Registration Rights. The Holder shall have the registration rights set forth on Exhibit A hereto.

15.              Mailing of Notices, etc. All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipt delivery, or if mailed, postage prepaid, by certified mail, return receipt requested, or by electronic mail transmission, as follows:

Registered Holder:

To his or her address on page 1 of this Warrant

The Company:

CorpHousing Group Inc.

2125 Biscayne Blvd

Suite 253

Miami, Florida 33137

Attn: CEO

Email: brian@corphousinggroup.com

In either case, with copies to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Attn: Brian L. Ross, Esq.

Email: bross@graubard.com

or to such other address as any of them, by notice to the others may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

IN WITNESS WHEREOF, this Warrant has been executed and delivered on the date specified above on behalf of the Company by the duly authorized representative of the Company.

CORPHOUSING GROUP INC.

By:
Title:

NOTICE OF EXERCISE

To:	CorpHousing Group Inc.

(1)           The undersigned hereby elects to exercise Warrant No. (the “Warrant”) with respect to ____________ shares of Common Stock, pursuant to the terms of the Warrant, and tenders herewith or will tender within the time period specified in the Warrant payment of the exercise price in full (or has elected below to exercise the Warrant on a cashless basis), together with all applicable transfer taxes, if any. If the Warrant is being exercised in full, the Warrant is attached hereto or will be delivered within the time period specified in the Warrant.

(2)           Payment of Exercise Price:

☐	Payment shall take the form of lawful money of the United States in accordance with the terms of the Warrant.

☐	Payment shall take the form of a cashless exercise in accordance with the terms of the Warrant.

(3)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

[SIGNATURE OF HOLDER]

Name of Holder:

Signature:

Name of Signatory (if entity):

Title of Signatory (if entity):

Date:

The undersigned hereby reaffirms the accuracy of the representations and warranties made by the undersigned as set forth in this Warrant (and the Subscription Agreement) and understands and acknowledges that the Company will rely upon the accuracy of such representations and warranties in issuing the Warrant Shares.

Signature

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name
(Print in Block Letters)

Address

Form to be used to assign Warrant:

ASSIGNMENT

(To be executed by the registered Holder to effect a transfer of the within Warrant):

FOR VALUE RECEIVED, ________________________________ does hereby sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of CorpHousing Group Inc. (“Company”) evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.

Dated:____________________, 20___

Signature

NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

Exhibit A

Registration Rights

The shares of Common Stock issuable upon exercise of the Warrant shall be deemed “Registrable Securities.” In the event the Registrable Securities have not been previously registered for resale under a registration statement under the Securitas Act of 1933, as amended, (the “Act”), at such time as the Company shall have qualified for the use of a Registration Statement on Form F-3 or Form S-3, the Company shall use its best efforts to qualify and remain qualified to register securities under the Securities Act pursuant to a Registration Statement on Form F-3, Form S-3 or any successor form thereto and each holder of Registrable Securities shall have the right to request on two occasions that all or a portion of its Registrable Securities be registered for issuances and/or resale on Form F-3 or Form S-3 or any similar short-form registration (each a “Short-Form Registration”). Each request for a Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered (which shall not be less than 30% of the Registrable Securities). Upon receipt of any such request, Company shall cause a Registration Statement on Form F-3 or Form S-3 (or any successor form) to be filed with the Commission within 60 days after the date on which the initial request is given and shall use its commercially reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

If, following an IPO, the Company proposes to register any of its common stock, including the Subject Securities (other than in connection with registrations on Form S-4 or S-8 (or similar forms) promulgated by the SEC and any successor or similar forms), and the registration form to be used may be used for the registration of the Subject Securities (a “Piggyback Registration”), the Company shall give prompt written notice to the holders of the Registrable Securities (in any event within three business days after the filing of the registration statement relating to the Piggyback Registration), and, shall, subject to the remainder of this Section 3(a), include in such Piggyback Registration (and in all related registrations or qualifications under blue sky laws and in any related underwritten offering) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after delivery of the Company’s notice, subject to the applicable rules and regulations of the U.S. Securities and Exchange Commission and to the Holder becoming party to any underwriting agreement, and agreeing to the terms of any lock-up restrictions or volume limitations imposed by the underwriters, in connection with any related underwritten offering. The Holder agrees and acknowledges that notwithstanding the foregoing, the Registrable Securities shall not be included (or the number thereof shall be decreased) with respect to any registration statement relating to any offering in which the managing underwriter determines that the inclusion of such Registerable Securities would adversely affect the marketability of such offering or the Company’s ability to otherwise complete the offering.